                            GROWTH & INCOME PORTFOLIO
                        Supplement Dated December 9, 1996

     The following information supplements and should be read in conjunction with the information provided in the Prospectus dated October 25, 1996.

     The following information shall be inserted in lieu of the information under "SUMMARY OF PORTFOLIO EXPENSES - A. EXPENSE SUMMARY - Shareholder Transaction Expenses: Maximum Sales load on Purchases (as a percentage of offering price)" on page 3 of the Prospectus.

                       CLASS I            CLASS II           CLASS III
                       -------            --------           ---------

                         None               5.75%               None

     The following information shall be inserted under "SUMMARY OF PORTFOLIO EXPENSES - B. EXAMPLE:" on page 4 of the Prospectus.

                                     GROWTH & INCOME
                                        PORTFOLIO
                      ----------------------------------------------

                       CLASS I            CLASS II           CLASS III
                       -------            --------           ---------

 1 year                    $9                $69*                $20
 3 years                  $27                $92*                $62
 5 years                  $47               $117*               $107
10 years                 $105               $190*               $230

*Reflects imposition of the maximum sales charge at the beginning of the period.

     The following information shall be inserted under "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II - Public Offering Price" on page 11 of the Prospectus.


                         TOTAL SALES LOAD                                  REALLOWANCE TO
                         FOR CLASS II SHARES                               SERVICE ORGANIZATIONS
                         -------------------                               ---------------------
                         AS A % OF OFFERING                                AS A % OF OFFERING
AMOUNT OF TRANSACTION    PRICE PER SHARE          AS A % OF NAV            PRICE PER SHARE

Less than $50,000        5.75                     6.10                     5.00
$50,000 to $99,999       4.50                     4.71                     4.00
$100,000 to $249,999     3.50                     3.63                     3.00
$250,000 to $499,999     2.50                     2.56                     2.25
$500,000 to $999,999     1.50                     1.52                     1.25
$1,000,000 and over      0.50                     0.50                     0.40


Class II Portfolio shareholders of record as of the close of business on December 6, 1996 will continue to be eligible to purchase shares of such Class based on the schedule of sales loads in effect on that date. The revised table of sales loads for purchase of Class II shares is effective as of December 9, 1996.